SunTrust Banks, Inc. 4Q 2009 Earnings Presentation January 22, 2010 Exhibit 99.2

Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2008 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q,
and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures are provided within or in the appendix of this presentation.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments.  The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding (a) future levels of required mortgage repurchase reserves, revenue, net interest margin, charge-offs, provision expense, credit quality, FDIC and other regulatory expense, loans, loans held for sale, the investment portfolio, income, job losses, loan loss severities, loan loss frequency, and residential builder nonperforming loans, (b) the expected impact of FAS 167 and consolidation; (c) expected changes in the rate or level of deposit growth, loan growth, charge-offs, loan loss frequencies, and residential nonperforming loans; and (d) expected future asset quality and the performance of the commercial and industrial and commercial real estate portfolios, are forward-looking statements. Also, any statement that does not describe historical or current facts, including statements about beliefs and expectations, is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,”
“estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and
“could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found at Item 1A of our annual report on Form 10-K filed with the Securities and Exchange Commission (SEC), as supplemented from time to time in our other periodic reports filed with the SEC, all of which are available at the
SEC’s internet site (http://www.sec.gov). Those factors include: difficult market conditions have adversely affected our industry; recent levels of market volatility are unprecedented; the soundness of other financial institutions could adversely affect us; recently enacted legislation or any proposed federal programs subject us to increased regulation and may adversely affect us; we have not yet received permission to repay TARP funds; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies;
depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position;
maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities;
recently declining values of real estate, increases in unemployment, and the related effects on local economies may increase our credit losses, which would negatively affect our financial results;
deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; our allowance for loan losses may not be adequate to cover our actual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the fair value of such assets; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; ratings agencies recently downgraded our securities and the deposit ratings of SunTrust Bank. These downgrades and any subsequent downgrades could adversely impact the price and liquidity of our securities and could have an impact on our businesses and results of operations; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel. If these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations. They require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; we may enter into transactions with off-balance sheet affiliates or our subsidiaries; and we are subject to market risk associated with our asset management and commercial paper conduit businesses.

2 I. HIGHLIGHTS II. CAPITAL III. FINANCIAL PERFORMANCE IV. RISK REVIEW V. APPENDIX Table of Contents

Fourth Quarter Highlights
• EPS loss of $0.64 reflects the continued challenging economic and credit environments
• Solid capital position with estimated Tier 1 Common ratio of 7.65% and Tier 1 ratio of 12.90%
• Deposit growth and positive shift in mix continued
• Average earning assets and loan balances declined as client demand remained weak
• Overall revenue and noninterest income remained cyclically soft; however, margin and net interest income increased sequentially
• Expenses continued to be well managed, while cyclical expenses continued to impact results
• Credit losses and early stage delinquencies declined sequentially, while nonperforming loans were stable compared to 3Q 2009
• In addition to encouraging operating trends, we believe our focus on risk mitigation, efficiency, and executing client driven initiatives will deliver steadily improving results as the operating environment improves
I. HIGHLIGHTS

5.83%
11.02%
8.02%
14.15%
$46.03
$28.15
4Q 2009 3Q 2009 2Q 2009 1Q 2009
Estimate Actual                 Actual               Actual
Capital Ratios Remained Solid
Tier 1 Common Ratio
Tier 1 Capital Ratio
Tier 1 Capital Ratio (Excl TARP)
1
Total Capital Ratio
Book Value per Share
Tangible Common Book Value
per Share
Capital Ratios
II. CAPITAL
7.34%
12.23%
9.11%
15.31%
$36.16
$23.41
1. TARP preferred included in Tier 1 ratio contributes an estimated 3.40% to the 12/31/09 Tier 1 capital ratio, 3.27% at 9/30/09, 3.12% at 6/30/09, and
3.00% at 3/31/09
2. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
7.49%
12.58%
9.31%
15.92%
$36.06
$23.35
7.65%
12.90%
9.50%
16.40%
$35.29
$22.59
2

($ in millions, except per share data)
Results Reflect Continued Economic Pressures
Income Statement Highlights
III. FINANCIAL PERFORMANCE
Net Interest Income (FTE)
Provision for Credit Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Total Noninterest Expense Excl Goodwill/Intangible Impairment
Charges Other Than MSRs, After Tax
Pre-Tax Loss
Benefit for Income Taxes
Preferred Dividends
Gain on Redemption of Preferred Stock
Net Income/(Loss) Available to Common Shareholders
Net Income/(Loss) Available to Common Shareholders
Excluding Goodwill Charge Other Than MSRs, After Tax
Net Income Per Average Common Diluted Share
Net Income Per Share Excl Goodwill Charge Other Than
MSRs, After Tax
NM = Not Meaningful—those changes over 1000% or where results changed from positive to negative
% Change       % Change                      % Change
4Q 2009       3Q 2009           4Q 2008          YTD 2009      YTD 2008
1. Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
$1,207
974
742
1,949
1,454
1,454
(511)
(263)
68                                        116%
-
(316)
(316)
(0.64)
(0.64)
$4,589
4,064
3,710
8,299
6,562
5,811
(2,462)
(899)
280
94
(1,733)
(1,019)
(3.98)
(2.34)
3%
(14)%
(4)%
-
22%
22%
-
(100)%
16%
16%
16%
16%
-
1%
3%
1%
22%
15%
NM
16%
16%
40%
40%
(3)%
64%
(17)%
(10)%
12%
-
NM
NM
473%
NM
NM
NM
NM
NM
2%
(8)%
2%
(8)%
1
1
1

($ in millions, quarterly average balances)
Balance Sheet Summary
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
1
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered and Foreign Deposits
Total Deposits
4Q 2009 3Q 2009 3Q 2009 4Q 2008
Annualized
% Change
III. FINANCIAL PERFORMANCE
1. Excludes $7 billion of nonaccrual and restructured loans
Deposit Growth Continued and Mix Improved; Loan Demand Remained Weak
$32,707
15,420
4,753
27,383
15,357
5,072
6,636
996
$108,324
$25,052
26,374
34,318
3,814
15,549
11,901
117,008
5,145
$122,153
(8)%
(1)%
(12)%
(3)%
1%
0%
1%
(4)%
10%
6%
2%
(7)%
(9)%
2%
(1)%
2%
(31)%
(5)%
(12)%
2%
1%
2%
(18)%
40%
22%
9%
(28)%
(35)%
9%
(4)%
8%
(19)%
(2)%
(47)%
4%
1%
(3)%
0%
(12)%
31%
23%
10%
(9)%
(6)%
14%
(59)%
6%
2%
9%
20%
(49)%
(14)%
(12)%
(4)%

U.S. Treasury
U.S. Agency
U.S. States and Subdivisions
MBS – Agency
MBS – Private
Corporate & Other
Other Equity
Total AFS
Higher Quality Securities Portfolio Increased Due To Strong Liquidity
4Q 2009                                3Q 2009             $ Change
Securities Available for Sale
($ in millions, period end balances)
Securities Portfolio
III. FINANCIAL PERFORMANCE
$953
3,975
1,000
12,464
417
801
2,513
$22,123
$4,224
(1,237)
(55)
3,452
(10)
(4)
(16)
$6,354
$5,177
2,738
945
15,916
407
797
2,497
$28,477

3.14%
2.87%
2.94%
3.10%
3.27%
4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009
Margin Expanded 17 bps from 3Q 2009
•
4Q margin expansion driven
primarily by improved deposit
pricing and funding mix, with
increased core deposits and
decreased higher cost funding
•
Expect margin to compress
slightly in 1Q due to Treasury
portfolio increase, FAS 167
consolidation of off balance
sheet assets, and a seasonal
decline in deposit volumes
Net Interest Margin
III. FINANCIAL PERFORMANCE

($ in millions)
Provision Expense Declined Due to Lower Charge-Offs; ALLL Increased to 2.76%
Provision For Credit Losses
III. FINANCIAL PERFORMANCE
Provision for Credit Losses
Net Charge-offs
Net Charge-off Ratio
Net ALLL Increase
Allowance to Loan Ratio
2
$994
$610
1.97%
$384
2.21%              1.86%
4Q 2009       3Q 2009         2Q 2009       1Q 2009        4Q 2008
$962
$552
1.72%
$410
$962
$801
2.59%
$161
2.37%
$1,134
$1,006
3.33%
$128
2.61%
1.  4Q 2009 includes $57 million in provision for unfunded commitments that increased the reserve to $115 million as of 12/31/09. This expense was recorded in Other Expense in prior periods (see appendix for prior period amounts)
2.  Does not include $115 million in unfunded commitment reserves
$974
$821
2.83%
$96
2.76%
1

2
3%
(11)%
267%
8%
Noninterest Income
Net Adjustments
Adjusted Noninterest Income
Mortgage Repurchase Costs
Adjusted Noninterest Income
Excl Repurchase Costs
($ in millions)
1.  Adjustment detail included in appendix includes securities gains and losses
2.  Please refer to the appendix to this presentation for a reconcilement to the most directly comparable GAAP financial measure
Noninterest Income
III. FINANCIAL PERFORMANCE
%  Change
4Q 2009      3Q 2009        4Q 2008        3Q 2009     4Q 2008
$742
30
712
220
$932
$775
(70)
845
136
$981
$718
(86)
804
60
$864
(4)%
(16)%
62%
(5)%
1
Noninterest Income Remained Cyclically Soft; $220 Million Impact from Mortgage Repurchase
Reserves in the Quarter

However, the vintage of new requests is
shifting to more recent production
2
…
...due to higher requests and a reduced
backlog of pending requests.
1
…that has a lower risk profile.
Mortgage Repurchase Trends
0%
10%
20%
30%
40%
50%
60%
70%
1Q 2009 2Q 2009 3Q 2009 4Q 2009
2006 & Prior
2007
2008 & 2009
III. FINANCIAL PERFORMANCE
(143) (105) (64) (25) Actual Losses
$200 $123 $92 $93 Ending Balance
220 136 63 26 Estimated Losses
$123 $92 $93 $92 Beginning Balance
4Q 2009 3Q 2009 2Q 2009 1Q 2009 ($ in millions)
Reserves and losses have increased…
95%
66%
68%
Full Doc
%
69% 759 0% 49% 2008 & 2009
77% 721 5% 24% 2007
74% 721 22% 27% 2006 & prior
Avg Orig
LTV %
Avg
FICO
Alt-A
%
Unpaid
Bal
%
1. Indexed view of quarterly new repurchase requests and quarter-end pending request population with 4Q 2008 values equal to 100
2. Percent of each quarter’s repurchase request by vintage; totals 100% each quarter
3. Percent of outstanding unpaid balance by vintage; totals 100%
0
20
40
60
80
100
120
140
Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009
New Requests (4Q 2008 = 100)
Pending Requests (4Q 2008 = 100)
3

(8)%
(10)%
$(157)
(244)
39
24
(181)
$24
Expense Results
Noninterest Expense
Net Adjustment
Adjusted Noninterest Expense
Expense Analysis
Total Adjusted Incr/(Decr)
Credit-Related Costs
FDIC
Pension
Subtotal of Expense Drivers
Net Expense
Controllable Expenses Well Managed; Impact of Economically Cyclical Expenses Declined
1.  Adjustment detail included in appendix
2.  Includes operating losses, credit and collections, other real estate expense, additions to mortgage re-insurance reserves but does not include additional personnel expense related to credit administration or default management. Unfunded commitment reserve costs recorded in provision for credit losses beginning 4Q 2009
Change
4Q 2009             3Q 2009            4Q 2008 3Q 2009 4Q 2008
%
($ in millions)
Noninterest Expense
III. FINANCIAL PERFORMANCE
$
Change
$1,429
33
$1,396
215
46
28
$1,454
38
$1,416
174
60
30
$1,586
13
$1,573
418
21
6
2%
1%
$20
(41)
14
2
(25)
$45
2
1

Asset Quality Metrics
IV. RISK REVIEW
Overall, Asset Quality Trends Continued to Stabilize
1. Excludes reserve for unfunded commitments of $115 million in 4Q 2009, $58 million in 3Q 2009 and $29 million in 2Q 2009
2. Includes $57 million in additions to unfunded commitment reserves, recorded prospectively in provision expense beginning 4Q 2009
($ in millions)
4Q 2009 3Q 2009 2Q 2009 4Q09 vs 3Q09 3Q09 vs 2Q09
Total Loans at End of Period $113,675 $116,488 $122,816 -$2,813 -$6,328
Allowance for Loans & Lease Losses
1
3,120 3,024 2,896 96 128
Net Charge-offs 821 1,006 801 -185 205
Provision Expense
2
974 1,134 962 -217 172
NPAs 6,101 6,095 6,165 7 -70
NPLs to Total Loans 4.75% 4.67% 4.48% 0.08% 0.19%
NPAs to Total Loans + OREO/OA 5.33% 5.20% 4.99% 0.13% 0.21%
ALLL to Loans 2.76% 2.61% 2.37% 0.15% 0.24%
NCOs (annualized to Average Loans) 2.83% 3.33% 2.59% -0.50% 0.74%
30-89 Days Past Due 1.37% 1.52% 1.54% -0.15% -0.02%

Loan Portfolio
IV. RISK REVIEW
1. Consumer - Direct includes approximately $3 billion of federally guaranteed student loans
2.  Excluding student loans, total early stage delinquencies were 1.19% in 4Q 2009 and 1.37% in 3Q 2009
Charge-off and Delinquency Improvements Were Broad-Based
Balance % of
Balance
% of C/O Ratio C/O Ratio 30-89 DLQ% 30-89 DLQ%
($ in millions)
12/31/2009 Portfolio
9/30/2009
Portfolio 4Q09 3Q09 4Q09 3Q09
Commercial
$32,494 29%
$33,492
29% 1.14% 2.15% 0.25% 0.43%
Commercial Real Estate
15,074 13%
15,294
13% 0.06% 0.51% 0.77% 0.84%
Consumer - Direct
1
5,118 4%
5,059
4% 0.96% 1.41% 5.09% 4.67%
Consumer - Indirect 6,531 6%
6,564
6% 1.50% 1.50% 1.52% 1.51%
Credit Cards 1,068 1%
957
1% 8.51% 9.39% 3.09% 3.38%
Real Estate Home Equity Lines 15,953 14%
16,121
14% 3.91% 4.51% 1.36% 1.45%
Real Estate 1- 4 Family 30,790 27%
31,623
27% 4.35% 4.92% 2.18% 2.23%
Real Estate Construction 6,647 6%
7,380
6% 11.38% 8.83% 1.09% 2.63%
Total
2
$113,675 100%
$116,488
100% 2.83% 3.33% 1.37% 1.52%

1.  Excludes $55 million of mark-to-market loans held for sale in 4Q 2009 and $60 million in 3Q 2009
2.  Does not include nonaccruals
Residential Mortgages $30,790 million
Residential Mortgages
IV. RISK REVIEW
Continued Run-Off and Improvement in Credit Metrics in Higher Risk Portfolios
($ in millions)
Portfolio Profile Credit Quality Metrics
Loan Type
12/31/09
Balance
9/30/09
Balance
12/31/2009
$ Nonaccruals
1
9/30/2009
$ Nonaccruals
1
12/31/09
60+ DLQ
2
9/30/09
60+ DLQ
2
Core Portfolio $23,914 $24,216 $1,955 $1,855 1.82% 1.71%
Home Equity Loans 1,988 2,227 61 65 0.92 1.13
Prime 2
nd
2,904 3,065 90 96 2.47 2.83
Lot Loans 1,087 1,162 271 278 3.00 4.18
Alt-A 1
st
691 728 250 254 4.38 5.64
Alt-A 2
nd
206 225 34 38 7.93 8.30
Total $30,790 $31,623 $2,661 $2,586 1.96% 2.01%
($ in millions)

Home Equity Lines $15,953 million
1.  Excludes 3
rd
party originated
2.  Excludes 3rd party originated and Florida CLTV > 80%
3.  Excludes 3rd party originated, Florida CLTV>80% and CLTV 90+%
4.  Annualized quarterly rate
Portfolio Profile Credit Quality Metrics
Type
12/31/09
Balance
% of
Total
9/30/09
Balance
4Q 09
Charge-off
4
%
3Q 09
Charge-off
4
%
4Q 09
Nonaccrual
%
3Q 09
Nonaccrual
%
3
rd
Party
Originated $1,566 10% $1,630 12.02% 12.56% 3.93% 4.04%
CLTV > 80%
1
(Florida) 1,789 11 1,839 8.84 9.97 3.63 3.18
CLTV > 90%
2
1,559 10 1,597 4.01 4.78 1.46 1.56
Core Portfolio
3
11,039 69 11,055 2.05 2.17 1.31 1.23
Total $15,953 100% $16,121 3.91% 4.51% 1.81% 1.74%
Home Equity Lines
IV. RISK REVIEW
Charge-offs Declined and Non-Accruals Remained Stable
($ in millions)

1. Annualized fourth quarter net charge-off ratio
($ in millions)
Balance Decline Continued, Charge-offs Increased and Delinquencies Improved
Construction $6,647 million
Portfolio Profile Credit Quality Metrics
Type
12/31/09
Balance
9/30/09
Balance
4Q 09
%
FL
4Q 09
C/O
1
%
$
NPLs
FL
NPLs
%
4Q 09
30 +
DLQ
3Q 09
30 +
DLQ
Construction Perm $878 $1,029 26% 11.70% $261 35% 5.44% 4.82%
Residential
Construction 1,161 1,373 30 15.72 429 40 1.45 5.51
Residential A&D 1,314 1,446 21 22.02 477 23 1.32 7.01
Residential Land 470 527 38 21.71 164 45 0.92 4.49
Commercial
Construction 1,893 2,016 19 0.87 84 45 0.62 1.30
Commercial A&D 456 471 21 3.89 35 14 0.57 3.67
Commercial Land 475 518 31 6.53 34 27 2.36 7.20
Total
$6,647 $7,380 24% 11.38% $1,484 34% 1.68% 4.49%
IV. RISK REVIEW
Construction

Allowance to Nonperforming Loan Review
ALLL Coverage of NPLs Increases to 113% When Adjusted for NPLs Previously Written Down and
Impaired Loans With Specific Reserve Allocations
IV. RISK REVIEW
($ in millions, period end balances)
COMMERCIAL IMPAIRED LOANS WITH SPECIFIC RESERVES
4Q 2009
4Q 09 4Q 09 Cumulative
Balance FAS114 Reserve Charge-Offs Implied Severity
Corporate and Investment Banking $196 $45 $103 49%
Commercial 970 145 205 30%
Wealth and Investment Management 21 4 18%
Commercial FAS 114 Portfolio $1,187 $194 $308 34%
ALLL / NPL Coverage Ratio
22%
59%
113%
32%
Base ALLL/NPL
Coverage
1
Res Mtg Previously
Written Down
2
Impaired CML Loans
With Specific Reserves
Adjusted ALLL/NPL
Coverage
1.
Base ALLL/NPL coverage ratio excludes $108 million in nonaccrual loans held at fair value
2.
Adjustments include reducing the denominator of the ratio for the carrying  value of residential mortgages previously written-down and those not requiring a write-
down (Appendix slide 26), and a $212 million reduction in the numerator for reserves attributed to these nonperforming loans for lower collateral values that have occurred since the FFIEC write-down at 180 DPD.

0
500
1,000
1,500
2,000
2,500
3,000
1Q 2009 2Q 2009 3Q 2009 4Q 2009
Accruing Restructured Loans Nonaccruing Restructured Loans
TDR Trends
IV. RISK REVIEW
Pace of Mortgage Modifications Has Continued
$1,049
$1,477
$2,021
$2,553
($ in millions, period end balances)
$

TDR Composition and Performance
IV. RISK REVIEW
Total TDRs
13 325 35 319 <1 6 120+ DPD
Accruing TDRs Non-Accruing TDRs
Payment
Status
12/31/09
Balance
% of
Total
12/31/09
Balance
% of
Total
12/31/09
Balance
% of
Total
Current $1,390 85% $399 44% $1,789 70%
30 DPD 125 8 83 9 208 8
60 DPD 77 5 67 7 144 6
90 DPD 43 3 45 5 88 3
Total
1
$1,641 100% $912 100% $2,553 100%
85% of Accruing TDRs are Current on Principal and Interest Payments and 70% of Total
TDRs are Current
($ in millions)
1. Totals may not foot due to rounding

Credit Summary
IV. RISK REVIEW
•
Overall, asset quality continued to stabilize as evidenced by steady to improving trends in key credit quality indicators
•
Net charge-offs and early stage delinquencies declined, while NPLs and NPAs were stable
•
Improvements in charge-offs and delinquencies were broad-based among the portfolios
•
The Allowance for Loan and Lease Losses increased to 2.76% of loans
•
Balances continued to decline and asset quality metrics continued to stabilize in our highest risk residential real estate related portfolios
•
ALLL coverage of NPLs is 113% adjusted for Residential Mortgage NPLs that have been through the write-down process and impaired Commercial Loans with specific FAS114 reserves
•
Pace of mortgage modifications continued in the quarter; 70% of total TDRs are current
•
Charge-offs are expected to increase in the first quarter but not to the level recorded in the third quarter of 2009.  We expect that second quarter 2010 charge-offs will be in the same range as in the first quarter, and we continue to expect second half 2010 improvement dependent upon the strength and pace of economic recovery

22 Appendix

($ in millions)
Total Noninterest Income
Securities Gains/(Losses)
Fair Market Write-downs – Trading
STI Debt Valuation-Trading
Fair Value Write-downs – Mortgage Production
ARS Reserve - Trading
Litigation Settlement – Other Income
LOCOM MSR (Impairment)/Recovery – Mtg Svcing
Net Adjustments
Adjusted Noninterest Income
Noninterest Income Reconciliation
V. APPENDIX
%                   %
Change        Change
4Q 2009     3Q 2009       4Q 2008        3Q 2009       4Q 2008
$742
73
(5)
(38)
(8)
(3)
-
11
30
$712
$718
411
(41)
(44)
(57)
(5)
20
(370)
(86)
$804
(4)%
(16)%
3%
(11)%
$775
47
14
(131)
(11)
11
-
-
(70)
$845

Total Noninterest Expense
Net E
2
Nonrecurring
Visa Litigation Accrual
AHG Write-down (Other Expense)
Net Loss/(Gain) on Debt Extinguishment
Net Adjustments
Adjusted Noninterest Expense
Change
4Q 2009        3Q 2009        4Q 2008 3Q 2009 4Q 2008
%
($ in millions)
Noninterest Expense Reconciliation
V. APPENDIX
$1,454
-
-
14
24
38
$1,416
$1,429
-
-
31
2
33
$1,396
$1,586
11
(14)
16
-
13
$1,573
2%
1%
(8)%
(10)%

Noninterest Income
Mortgage Repurchase Losses
FV MSR Hedging-Trading
FV MSR Hedging-Mortgage Servicing
Noninterest Expense
Unfunded Commitment Reserve (Other Exp)
Mortgage Reinsurance
Operating Losses
Credit & Collections
Other Real Estate
Total Credit-Related
Additional Noninterest Income and Expense Disclosures
V. APPENDIX
$
Change
4Q 2009         3Q 2009        4Q 2008          3Q 2009 4Q 2008
($ in millions)
$(136)
(13)
13
29
10
18
69
88
$215
$(84)
13
(13)
(29)
-
8
7
(26)
$(41)
$(220)
-
-
-
10
26
76
62
$174
$(60)
-
-
3
100
236
44
35
$418
$(160)
-
-
(3)
(90)
(210)
32
27
$(244)
1.  Unfunded commitment reserve expense of $57 million recorded in provision expense prospectively beginning in 4Q 2009
1

nd
(As of 12/31/09, $ in millions)
1. Reserves have been established for residential mortgage loans that have not had specific write-downs as well as for incremental losses on loans carried at expected recoverable values
2. Nonaccruals not requiring write-downs include well-secured loans and loans with claims in process for individual and pool PMI policies
3. Excludes Home Equity nonaccruals of $61 million, $55 million of mark-to-market loans held for sale and $78 million of residential real estate loans managed on commercial  system
Nonaccruals that have been through the specific
write-down process
Loan
Type
Balance
before
write-
down
-
Amount
of write-
down
=
Non
accruals with               accruals not
write-down
+
Non
requiring
write-down
+
Non
accruals
without
specific
write-down
=
Total
Non
accruals
% Loss
Severity
Core
Portfolio
$1,354 $(440) $914 $317 $646 $1,877 26.4%
Prime 2 378 (378) -- 90 -- 90 --
Lot
Loans
360 (196) 164 55 52 271 47.2%
Alt-A 1 165 (51) 114 40 96 250 24.7%
Alt-A 2 116 (103) 13 -- 21 34 89.1%
Total $2,373 $(1,168) $1,205 $502 $815 $2,522
Residential Mortgages
Nonaccrual Balances Increased, but 68% of Nonaccruals Have Been Through the Write-Down
Process
(1)
V. APPENDIX
nd
st
2
3

Off-Balance Sheet Consolidation
Minimal Pro Forma Estimated Impact of Consolidation of Three Pillars Conduit and a $293 Million
Collateralized Loan Obligation Vehicle
V. APPENDIX
1. $293 fair value elected
2. $274 fair value elected
(Pro Forma as of 12/31/09, $ in millions)
Net Impacts
from
Current Consolidation Pro Forma
Total loans held for sale
1
4,670 $    293 $       4,963 $
Total loans 113,675 $ 1,722 $    115,397 $
Allowance (3,120) $   (1) $          (3,121) $
Net loans 110,555 $ 1,721 $    112,276 $
Short term debt 2,062 $    1,750 $    3,812 $
Total long term debt
2
17,490 $  274 $       17,763 $
Pro forma annual decrease in investment banking income (40) $
Pro forma annual increase in net interest income
40 $
Pro forma annual decrease in net interest margin
(1) bp
Pro forma annual risk weighted assets increase 2,014 $
Pro forma annual decrease in Tier 1 Common
(10) bp

V. APPENDIX
($ in thousands, except per share data)
Reconciliation of Non GAAP Measures
December 31
September 30 June 30 March 31
2009
2009 2009 2009
Total shareholders' equity
$22,530,855
$22,908,284 $22,953,158 $21,645,626
Goodwill, net of deferred taxes
(6,204,415)
(6,204,954) (6,213,243) (6,224,610)
Other intangible assets including MSRs, net of deferred taxes
(1,671,055)
(1,559,765) (1,468,209) (1,049,155)
MSRs
1,539,382
1,422,716 1,322,322 894,797
Tangible equity
16,194,767
16,566,281 16,594,028 15,266,658
Preferred stock
(4,917,312)
(4,911,416) (4,918,863) (5,227,357)
Tangible common equity
$11,277,455
$11,654,865 $11,675,165 $10,039,301
Total assets
$174,164,735
$172,717,747 $176,734,971 $179,116,402
Goodwill
(6,319,078)
(6,314,382) (6,314,382) (6,309,431)
Other intangible assets including MSRs
(1,711,299)
(1,604,136) (1,517,483) (1,103,333)
MSRs
1,539,382
1,422,716 1,322,322 894,797
Tangible assets
$167,673,740
$166,221,945 $170,225,428 $172,598,435
Tangible equity to tangible assets
9.66%
9.96% 9.75% 8.85
Tangible book value per common share
$22.59
$23.35 $23.41 $28.15
Three Months Ended
%

V. APPENDIX
Reconciliation of Non GAAP Measures
($ in thousands, except per share data)
December 31 September 30 December 31 December 31 December 31
2009 2009 2008 2009 2008
Total noninterest expense $1,453,566 $1,428,847 $1,586,153 $6,562,408 $5,879,023
Goodwill/intangible impairment charges other than MSRs - - - 751,156 45,000
Total noninterest expense excluding goodwill/intangible impairment charges other than MSRs $1,453,566 $1,428,847 $1,586,153 $5,811,252 $5,834,023
Net income/(loss) ($248,115) ($316,941) ($347,587) ($1,563,683) $795,774
Goodwill/intangible impairment charges other than MSRs, after tax - - - 723,853 27,281
Net income/(loss) excluding goodwill/intangible
impairment charges other than MSRs, after tax
($248,115) ($316,941) ($347,587) ($839,830) $823,055
Net income/(loss) available to common shareholders
($316,424)
($377,144) ($374,938)
($1,733,377)
$740,982
Goodwill/intangible impairment charges other than MSRs attributable to common shareholders, after tax - - - 714,824 27,006
Net income/(loss) available to common shareholders excluding goodwill/intangible impairment charges other than MSRs, after tax
($316,424) ($377,144) ($374,938) ($1,018,553) $767,988
Net income/(loss) per average common share, diluted ($0.64) ($0.76) ($1.07) ($3.98) $2.12
Impact of excluding goodwill/intangible impairment charges other than MSRs attributable to common shareholders, after tax - - -
1.64
0.07
Net income/(loss) per average diluted common share, excluding goodwill/intangible impairment charges other than MSRs, after tax ($0.64) ($0.76) ($1.07) ($2.34) $2.19
Net income/(loss)        ($248,115) ($316,941) ($347,587) ($1,563,683) $795,774
Preferred dividends, Series A
(1,745)
(1,763) (5,055)
(14,143)
(22,255)
U.S. Treasury preferred dividends and accretion of discount
(66,522)
(66,439) (26,579)
(265,786)
(26,579)
Dividends and undistributed earnings allocated to unvested shares (42) 3,106 4,283 15,917 (5,958)
Gain on purchase of Series A preferred stock - 4,893 - 94,318 -
Net income/(loss) available to common shareholders ($316,424) ($377,144) ($374,938) ($1,733,377) $740,982
Three Months Ended Twelve Months Ended